SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2003

UNITED DEFENSE INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16821	52-2059782
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1525 Wilson Boulevard, Suite 700
Arlington, Virginia 22209
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:
(703) 312-6100

Item 12. Results of Operations and Financial Conditions.

The Registrant is filing this Current Report on Form 8-K to furnish its earnings release dated April 24, 2003, regarding its first quarter 2003 financial results which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Section 13 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 28th day of April 2003.

UNITED DEFENSE INDUSTRIES, INC. BY: /s/ David V. Kolovat, Esq.

David V. Kolovat, Esq. Vice President, Secretary and General Counsel

EXHIBIT LIST

Exhibit No.	Description

99.1	Earnings Release dated April 24, 2003

2